Exhibit 99(a)

Windstream announces Debt Exchange Offers and Consent Solicitations

Release date: Oct. 18, 2017

LITTLE ROCK, Ark. - Windstream Holdings, Inc. (Nasdaq: WIN) announced today commencement of certain debt exchange offers and consent solicitations with respect to senior notes issued by Windstream Services, LLC (the “Company”).

2022/2023 Exchange Offers

The Company is offering to exchange any and all of its 7.50% senior notes due 2022 (the “2022 Notes”) and 7.50% senior notes due 2023 (the “2023 Notes”) for new 6 3/8% senior notes due 2023 (the “New 6 3/8% Notes”) (the “2022/2023 Exchange Offers”). The 2022/2023 Exchange Offers will expire at 11:59 p.m., New York City time, on Nov. 14, 2017, unless extended. Tenders must be made before the 2022/2023 Exchange Offers expire and may be withdrawn at any time prior to 5:00 p.m., New York City time, on Oct. 31, 2017. The early tender date for the 2022/2023 Exchange Offers is 5:00 p.m., New York City time, on Oct. 31, 2017.

Subject to the tender acceptance procedures described in the applicable offering memorandum: (i) for each $1,000 principal amount of 2022 Notes and 2023 Notes tendered at or prior to the early tender date, accepted for exchange and not validly withdrawn, eligible holders of 2022 Notes and 2023 Notes will be eligible to receive the applicable early exchange consideration set forth in the table below; and (ii) for each $1,000 principal amount of 2022 Notes and 2023 Notes tendered after the early tender date and accepted for exchange, eligible holders of 2022 Notes and 2023 Notes will be eligible to receive the applicable late exchange consideration set forth in such table.

The consideration offered in the 2022/2023 Exchange Offers is summarized below.

Title of Series of 2022 Notes and 2023 Notes	CUSIP No. / ISIN	Aggregate Outstanding Principal Amount	Early Exchange Consideration, if tendered and not withdrawn prior to the Early Tender Date(1)	Late Exchange Consideration, if tendered after the Early Tender Date and prior to the Expiration Date(1)
7.50% Senior Notes due 2022	97381WAX2; US97381WAX20	$441,151,000	$1,080	$1,030
7.50% Senior Notes due 2023	97381WAU8; US97381WAU80	$343,457,000	$1,075	$1,025

(1)	Total principal amount of New 6 3/8% Notes for each $1,000 principal amount of 2022 Notes or 2023 Notes, as applicable.

In addition to the consideration, the Company will pay in cash accrued and unpaid interest on the 2022 Notes and 2023 Notes accepted in the 2022/2023 Exchange Offers from the applicable latest interest payment date to, but not including, the applicable settlement date with respect to the 2022/2023 Exchange Offers. Interest on the New 6 3/8% Notes will accrue from the date of first issuance of New 6 3/8% Notes.

2021 Exchange Offer

The Company is also offering to exchange its 7.75% senior notes due 2021 (the “2021 Notes”) for New 6 3/8% Notes, or, subject to certain conditions set forth below, new 8.625% senior secured notes due 2025 (the “New Secured Notes”) (the “2021 Exchange Offer”). The 2021 Exchange Offer will expire at

11:59 p.m., New York City time, on Nov. 14, 2017, unless extended. Tenders must be made before the 2021 Exchange Offer expires and may be withdrawn at any time prior to 5:00 p.m., New York City time, on Oct. 31, 2017. The early tender date for the 2021 Exchange Offer date is 5:00 p.m., New York City time, on Oct. 31, 2017.

Pursuant to the 2021 Exchange Offer, holders of the 2021 Notes have the following options: (i) exchange any and all of their existing 2021 Notes for New 6 3/8% Notes (“Option 1”), (ii) exchange 2021 Notes for up to a maximum aggregate principal amount of $50.0 million of New Secured Notes (the “New Secured Notes 2021 Maximum Exchange Amount”), and to the extent the aggregate principal amount of the 2021 Notes validly tendered (and not validly withdrawn) in the 2021 Exchange Offer would result in the issuance of New Secured Notes in excess of the New Secured Notes Maximum 2021 Exchange Amount, either (a) exchange any and all 2021 Notes validly tendered (and not validly withdrawn) in excess of the aggregate principal amount of 2021 Notes that may be exchanged for New Secured Notes pursuant to the 2021 Exchange Offer (any such excess, the “Excess 2021 Notes”) for New 6 3/8% Notes (“Option 2a”), or (b) exchange Excess 2021 Notes for New 6 3/8% Notes subject to a maximum exchange amount of $587 million, minus the aggregate principal amount of any New 6 3/8% Notes to be issued pursuant to the 2021 Exchange Offer and the 2022/2023 Exchange Offer (determined as of the early tender date for the 2021 Exchange Offer) (such maximum exchange amount, the “6 3/8% Notes Maximum Exchange Amount”) (“Option 2b”). The Company may increase the New Secured Notes Maximum 2021 Exchange Amount and/or the 6 3/8% Notes Maximum Exchange Amount at any time subject to applicable law.

Subject to the New Secured Notes Maximum 2021 Exchange Amount and, if applicable, the 6 3/8% Notes Maximum Exchange Amount, and subject to the tender acceptance procedures described in the applicable offering memorandum: (i) for each $1,000 principal amount of 2021 Notes tendered at or prior to the early tender date, accepted for exchange and not validly withdrawn, eligible holders of 2021 Notes will be eligible to receive the applicable early exchange consideration set forth in the table below; and (ii) for each $1,000 principal amount of 2021 Notes tendered after the early tender date and accepted for exchange, eligible holders of 2021 Notes will be eligible to receive the applicable late exchange consideration set forth in the table below.

The consideration offered in the 2021 Exchange Offer is summarized below.

Title of Series of 2021 Notes	CUSIP No. / ISIN	Aggregate Outstanding Principal Amount	Option	Maximum Exchange Amount	Early Exchange Consideration, if tendered and not withdrawn prior to the Early Tender Date(1)	Late Exchange Consideration, if tendered after the Early Tender Date and prior to the Expiration Date(1)
7.75% Senior Notes due 2021	97381WAT1; US97381WAT18 and 97381WAR5; US97381WAR51	$809,310,000	1	N/A	$1,100 for principal amount of New 6 3/8% Notes	$1,050 for principal amount of New 6 3/8% Notes
			2a	$50,000,000(2)	$950 for principal amount of New Secured Notes With respect to any Excess 2021 Notes $1,100 for principal amount of New 6 3/8% Notes	$900 for principal amount of New Secured Notes With respect to any Excess 2021 Notes $1,050 for New 6 3/8% Notes
			2b	$50,000,000(3)	$950 for principal amount of New Secured Notes With respect to any Excess 2021 Notes: $1,100 for principal amount of New 6 3/8% Notes	$900 for principal amount of New Secured Notes With respect to any Excess 2021 Notes $1,050 for New 6 3/8% Notes

(1)	Total principal amount of New 6 3/8% Notes or New Secured Notes for each $1,000 principal amount of 2021 Notes, as applicable.

(2)	Under Option 2a, any and all Excess 2021 Notes validly tendered (and not validly withdrawn) will be eligible to be exchanged in the 2021 Exchange Offer for New 6 3/8% Notes.

(3)
Under Option 2b, any Excess 2021 Notes validly tendered (and not validly withdrawn) will be eligible to be exchanged in the 2021 Exchange Offer for New 6 3/8% Notes subject to the 6 3/8% Notes Maximum Exchange Amount.

In addition to the consideration, we will pay in cash accrued and unpaid interest on the 2021 Notes accepted in the 2021 Exchange Offer from the applicable latest interest payment date to, but not including, the applicable settlement date. Interest on the New Secured Notes and New 6 3/8% Notes will accrue from the date of first issuance of New Secured Notes and New 6 3/8% Notes, as applicable.

2020 Exchange Offer

The Company is also offering to exchange its 7.75% senior notes due 2020 (the “2020 Notes”) for New Secured Notes (the “2020 Exchange Offer” and together with the 2021 Exchange Offer and the 2022/2023 Exchange Offers, the “Exchange Offers”). The 2020 Exchange Offer will expire at 11:59 p.m., New York City time, on Nov. 14, 2017, unless extended. Tenders must be made before the 2020 Exchange Offer expires and may be withdrawn at any time prior to 5:00 p.m., New York City time, on Oct. 31, 2017. The early tender date is 5:00 p.m., New York City time, on Oct. 31, 2017.

The maximum aggregate amount of New Secured Notes that may be issued in exchange for the 2020 Notes in the 2020 Exchange Offer (the “Maximum New Secured Notes 2020 Exchange Amount”) is equal to $50.0 million. The Company may increase the Maximum New Secured Notes 2020 Exchange Amount at any time subject to applicable law.

Subject to the Maximum New Secured Notes 2020 Exchange Amount and the tender acceptance procedures described in the applicable offering memorandum: (i) for each $1,000 principal amount of 2020 Notes tendered at or prior to the early tender date, accepted for exchange and not validly withdrawn, Eligible Holders of 2020 Notes will be eligible to receive the applicable early exchange consideration set forth in the table below; and (ii) for each $1,000 principal amount of 2020 Notes tendered after the early tender date and accepted for exchange, eligible holders of 2020 Notes will be eligible to receive the applicable late exchange consideration set forth in the table below.

The consideration offered in the 2020 Exchange Offer is summarized below.

Title of Series of 2020 Notes	CUSIP No. / ISIN	Aggregate Outstanding Principal Amount	Maximum Exchange Amount	Early Exchange Consideration, if tendered and not withdrawn prior to the Early Tender Date(1)	Late Exchange Consideration, if tendered after the Early Tender Date and prior to the Expiration Date(1)
7.75% Senior Notes due 2020	97381WAN4; US97381WAN48 and 97381WAM6; US97381WAM64	$650,947,000	$50,000,000	$950	$900

(4)	Total principal amount of New Secured Notes for each $1,000 principal amount of 2020 Notes.

In addition to the consideration, we will pay in cash accrued and unpaid interest on the 2020 Notes accepted in the 2020 Exchange Offer from the applicable latest interest payment date to, but not including, the applicable settlement date. Interest on the New Secured Notes will accrue from the date of first issuance of New Secured Notes.

The Company believes the Exchange Offers, if accepted, will provide the company with an extended maturity profile and enhance its liquidity position over the coming years.

The consummation of the Exchange Offers are subject to certain conditions, including a minimum issuance condition and a consent condition, as described in the Offering Memoranda.

Consent Solicitations

The Company has launched consent solicitations with respect to the 2020 Notes, 2021 Notes, 2022 Notes and 2023 Notes (the “Other Notes Consent Solicitations”) seeking consents from noteholders of each such series of notes to waive certain alleged defaults with respect to transactions related to the spin-off of Uniti Group, Inc. (the “Spin-Off”) and amend indentures governing these notes to give effect to such waivers and amendments (the “Proposed Waivers and Amendments”). The Other Notes Consent Solicitations require consent from holders representing a majority of the outstanding aggregate principal amount of each series of notes. If the requisite consents from holders of a series of notes are received and the consents become effective, the company will make a consent payment of $2.50 per $1,000 principal amount of the applicable series of notes to holders who validly deliver (and do not validly revoke) their consent on or prior to 5:00 p.m., New York City time, on Oct. 24, 2017, unless extended.

The Company has launched a consent solicitation with respect to its existing 6 3/8% senior notes due 2023 (the “Existing 6 3/8% Notes”) and the New 6 3/8% Notes (collectively, the “6 3/8% Notes”) (the “6 3/8% Notes Consent Solicitation”) seeking consents from noteholders to the Proposed Waivers and Amendments. The 6 3/8% Notes Consent Solicitation requires consent from holders representing a majority of the outstanding aggregate principal amount of the 6 3/8% Notes. If the requisite consents are received and the consents become effective, the company will make a consent payment to holders who validly deliver (and do not validly revoke) their consent on or prior to 5:00 p.m., New York City time, on Nov. 2, 2017, unless extended. Holders of the 6 3/8% Notes who validly submit their consents prior to 5 p.m., New York City time, on Oct. 24, 2017 will receive a consent payment of $2.50 per $1,000 principal amount of 6 3/8% Notes, and Holders of the 6 3/8% Notes who validly submit their consents after 5 p.m., New York City time, on Oct. 24, 2017 but prior to 5:00 p.m., New York City time, on Nov. 2, 2017 will receive a consent payment of $2.00 payment per $1,000 principal amount of 6 3/8% Notes,.

The Company denies that any alleged default has occurred and has filed a complaint seeking a judicial declaration that there has been no default in connection with the Spin-Off and related transactions.

New Offering

In connection with the foregoing transactions, the Company anticipates that it will also offer, subject to market and other conditions, approximately $250.0 million in aggregate principal amount of New Secured Notes to qualified institutional buyers in reliance on Rule 144A and outside the United States to non-U.S. persons in reliance on Regulation S (the “New Offering”). The Company expects to use proceeds from any New Offering to refinance a portion of the outstanding amounts under its senior secured revolving credit facility.

Any New Secured Notes or the New 6 3/8% Notes (collectively, the “New Notes”) issued pursuant to any of the foregoing transactions, if applicable, will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities laws. The New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws. There can be no assurance that the New Offering will be announced or consummated.
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Global Bondholder Services Corporation will act as the Information and Exchange Agent for the Exchange Offers and the Information and Tabulation Agent for the Consent Solicitations. Questions or requests for assistance related to the Exchange Offers or Consent Solicitations for additional copies of the Offering Memoranda and the letter of transmittal related to the Exchange Offers or Consent Solicitation Statements and the letter of consent, if applicable, related to the Consent Solicitations (collectively, the “Offering Documents”) may be directed to Global Bondholder Services Corporation at (866) 807-2200 (toll free) or (212) 430-3774 (collect). To see if you are eligible to participate, please visit: http://gbsc-usa.com/eligibility/Windstream. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offers or Consent Solicitations.

Holders are advised to check with any bank, securities broker or other intermediary through which they hold any of the notes as to when such intermediary needs to receive instructions from a holder in order for that holder to be able to participate in, or (in the circumstances in which revocation is permitted) revoke their instruction to participate in, the Exchange Offers or Consent Solicitations, before the deadlines specified herein and in the Offering Documents.. The deadlines set by each clearing system for the submission and withdrawal of tender instructions will also be earlier than the relevant deadlines specified herein and in the Offering Documents.

None of the Company, its board of directors, its officers, the dealer manager, the exchange agent, the information and tabulation agent or the trustee with respect to the outstanding notes, or any of the Company’s or their respective affiliates, makes any recommendation that holders tender any outstanding notes in response to the Exchange Offers or deliver consents pursuant to the Consent Solicitations, and no one has been authorized by any of them to make such a recommendation. Holders must make their own decision as to whether to participate and, if so, the principal amount of outstanding notes to tender. The offers are made only by the offering memoranda and related letters of transmittal, or the consent solicitation statements, as applicable.

This press release is for informational purposes only. It is not an offer to exchange or a solicitation of an offer to exchange any notes. The Exchange Offers are being made solely pursuant to the offering memoranda and related letter of transmittal and the Consent Solicitations are being made solely pursuant to the consent solicitation statements and related letter of consent, if applicable. The Exchange Offers and Consent Solicitations are not being made to holders of notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the New Secured Notes or any other securities, nor shall there be any offer, solicitation or sale of the New Secured Notes or any other securities in any state or other jurisdiction in which such an offer, solicitation or sale would be unlawful.
About Windstream

Windstream Holdings, Inc. (NASDAQ: WIN), a FORTUNE 500 company, is a leading provider of advanced network communications and technology solutions for consumers, small businesses, enterprise organizations and carrier partners across the U.S. Windstream offers bundled services, including broadband, security solutions, voice and digital TV to consumers. The company also provides data, cloud solutions, unified communications and managed services to business and enterprise clients. The company supplies core transport solutions on a local and long-haul fiber-optic network spanning approximately 150,000 miles.

Certain statements contained in this press release are forward-looking statements. Forward-looking statements are subject to uncertainties that could cause actual future events and results to differ materially from those expressed in the forward-looking statements. These forward-looking statements, including statements with respect to Windstream’s ability to complete the exchange offers and consent solicitation, are based on estimates, projections, beliefs and assumptions that Windstream believes are reasonable but are not guarantees of future events and results. Actual future events and results of Windstream may differ materially from those expressed in these forward-looking statements as a result of a number of factors, including those described in filings by Windstream with the Securities and Exchange Commission, which can be found at www.sec.gov.

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Media Contact:
David Avery, 501-748-5876
david.avery@windstream.com

Investor Contact:
Chris King, 704-319-1025
christopher.c.king@windstream.com